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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


  We hereby consent to the incorporation by reference in this Report on Form 8-K/A of our report dated January 24, 1997 relating to the financial statements of Application Resources, Inc. appearing on page F-39 of The Registry, Inc.'s Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-19991).


                               Ernst & Young LLP


San Francisco, California
February 6, 1997